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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              _____________________

                Date of Report (Date of earliest event reported)
                                  July 1, 1996

                        PREMIER FINANCIAL BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    KENTUCKY
                 (State or Other Jurisdiction of Incorporation)


            0-20908                                    61-1206757
   (Commission File Number)               (I.R.S. Employee Identification No.)

120 N. HAMILTON STREET, GEORGETOWN, KENTUCKY              40324
(Address of principal executive offices)               (Zip Code)

               Registrant's telephone number, including area code:
                                 (502) 863-7500
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Premier Financial Bancorp, Inc. (the "Company) completed a statutory share exchange, effective July 1, 1996, pursuant to which it acquired all of the outstanding shares of Farmers Deposit Bancorp, Eminence, Kentucky ("Farmers Deposit"), the parent holding company for Farmers Deposit Bank, a state-chartered commercial bank. In such share exchange transaction, Premier paid $1,035 cash for each of the 12,125 outstanding shares of Farmers Deposit, for an aggregate purchase price of $12,549,375.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Consolidated financial statements of Farmers Deposit Bancorp and Subsidiary as of June 30, 1995 and 1994 and for each of the years in the three-year period ended June 30, 1995, 1994 and 1993 are incorporated by reference into this report as Exhibit 99.1.

     (b) PRO FORMA FINANCIAL INFORMATION.

          With respect to the Company's acquisition of Farmers Deposit, pro forma condensed combined financial data required pursuant to Article 11 of Regulation S-X are included in this report as Exhibit 99.2.

     (c) EXHIBITS.

           2. Agreement and Plan of Share Exchange dated March 4, 1996 between Farmers Deposit Bancorp and the Company (incorporated by reference to the Company's Current Report on Form 8-K, Exhibit (2), filed with the Commission on March 7, 1996).

          23.  Consent of Strothman & Company PSC

          99.1 Consolidated Financial Statements of Farmers Deposit Bancorp (incorporated by reference to pages F-47 through F-71 of the Company's Amendment No. 3 to Registration Statement on Form S-1 (Registration No. 333-1702), filed with the Commission on May 3, 1996).

          99.2 Pro Forma Condensed Combined Financial Data


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                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

                                             PREMIER FINANCIAL BANCORP, INC.



                                              By: /s/ J. Howell Kelly
                                                  ----------------------------
                                                   J. Howell Kelly
                                                   President
Dated:  July 10, 1996



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                                INDEX TO EXHIBITS


Exhibit
  No.          Description of Document
- -------        ------------------------

   2. Agreement and Plan of Share Exchange dated March 4, 1996 between Farmers Deposit Bancorp and the Company (incorporated by reference to the Company's Current Report on Form 8-K, Exhibit (2), filed with the Commission on March 7, 1996).

  23.          Consent of Strothman & Company PSC

  99.1         Consolidated Financial Statements of Farmers
               Deposit Bancorp (incorporated by reference to pages F-47 through F-71 of the Company's Amendment
               No. 3 to Registration Statement on Form S-1
               (Registration No. 333-1702), filed with the Commission on May 3, 1996).

  99.2         Pro Forma Condensed Combined Financial Data




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